Exhibit 10.3

THIRD AMENDMENT TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of May 29, 2013, but effective as of the Effective Date (hereinafter defined), among THE VAIL CORPORATION, a Colorado corporation doing business as “Vail Associates, Inc.” (the “Company”), the LENDERS (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

A.                                    The Company has entered into that certain Fifth Amended and Restated Credit Agreement dated as of January 25, 2011, with Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and certain other agents and lenders party thereto (as amended by the First Amendment to Fifth Amended and Restated Credit Agreement, dated as of April 13, 2011, and the Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of September 16, 2011, as amended hereby, and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”), providing for revolving credit loans, letters of credit, and swing line loans.

B.                                    The Company has notified the Administrative Agent that it or one of its Affiliates will enter into that certain Limited Liability Company Agreement of Talisker Land Resolution LLC (the “PCMR Litigation Assumption Operating Agreement”) with Talisker Farm LLC, Talisker Land Investment LLC and Talisker Canyons Finance Co, LLC (“Talisker Canyons Finance Co”, and together with Talisker Farm LLC and Talisker Land Investment LLC, collectively, the “Talisker Members”), pursuant to which the Company or one of its Affiliates shall obtain certain rights and assume certain obligations of the Talisker Members and their affiliates with respect to litigation against Greater Park City Company and Greater Properties, Inc. relating to certain real and personal property known as Park City Mountain Resort (the “Park City Property”) in Case Number 120500157, Third Judicial District Court, Utah (the “PCMR Litigation”).

C.                                    The Company has notified the Administrative Agent that a newly formed wholly-owned Subsidiary of the Company, VR CPC Holdings, Inc. (the “Canyons-Park City Subsidiary”), intends to acquire the business of operating that certain ski area and related amenities commonly known as Canyons Resort, and located in portions of Summit County and Salt Lake County, Utah (“Canyons Resort”), together with all associated recreational, commercial and other activities, amenities and services, pursuant to a Master Agreement of Lease (the “Canyons-Park City Lease”) with Talisker Canyons LeaseCo LLC, as lessor (collectively, the “Canyons-Park City Lessor”), a Transaction Agreement with ASC Utah, LLC, Talisker Land Holdings, LLC, Talisker Canyons Lands LLC, Talisker Canyons LeaseCo LLC, American Skiing Company Resort Properties LLC, Talisker Canyons Finance Co and Talisker Canyons PropCo LLC (the “Transaction Agreement”) and other transaction documents relating thereto (together with the Canyons-Park City Lease, the Transaction Agreement and the PCMR Litigation Assumption Operating Agreement, the “Transaction Documents”).

D.                                    Pursuant to the Transaction Documents, if the PCMR Litigation is resolved in favor of the Park City Lessor and its affiliates, the Park City Property will become part of the property leased to the Canyons-Park City Subsidiary under the Canyons-Park City Lease.

E.                                     The Company has designated the Canyons-Park City Subsidiary as a “Restricted Subsidiary” under the Credit Agreement, and has requested that the Lenders amend the definition of “Permitted Debt” to include such Subsidiary’s obligations under the Canyons-Park City Lease solely to the extent the Canyons-Park City Lease constitutes a Capital Lease.

F.                                      The Company has also requested that the definition of “Responsible Officer” be amended to include the Executive Vice President, General Counsel and Secretary and Senior Vice President, Controller and Chief Accounting Officer of the Borrower and certain other officers as more particularly set forth herein.

Subject to the terms and conditions set forth herein, the Company, the Required Lenders party hereto, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and the Administrative Agent agree as follows:

1.                                      Amendments to the Credit Agreement.  Effective as of the Effective Date, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 New Definitions.  Section 1.1 of the Credit Agreement (Definitions) is amended by inserting the following new definition alphabetically to read as follows:

”Canyons-Park City Lease means that certain Master Agreement of Lease, dated as of May 29, 2013, by and between Talisker Canyons LeaseCo LLC, as lessor, and VR CPC Holdings, Inc., as lessee, as the same may be amended from time to time.”

(b)                                 Modification of the Definition of “Adjusted EBITDA”.  Section 1.1 of the Credit Agreement (Definitions) is amended by replacing the last sentence of the definition of “Adjusted EBITDA” with the following:

“Adjusted EBITDA, for all purposes under this Agreement, shall (x) include, on a pro forma basis without duplication, all EBITDA of the Restricted Companies from assets acquired in accordance with this Agreement (including, without limitation, Restricted Subsidiaries formed or acquired in accordance with Section 9.10 hereof, and Unrestricted Subsidiaries re-designated as Restricted Subsidiaries in accordance with Section 9.11(b) hereof) during any applicable period, calculated as if such assets were acquired on the first day of such period and including actual and identifiable cost synergies (provided by Borrower to Administrative Agent in writing) from (A) the transactions contemplated by the Canyons-Park City Lease in an amount not to exceed $7,500,000 in any four fiscal quarter period and (B) other acquisitions in an amount not to exceed 10% of the EBITDA of the acquired company for the most-recently-ended four fiscal quarters, and (y) exclude, on a pro forma basis, all EBITDA of the Restricted Companies from assets disposed in accordance with this Agreement during such period (including, without limitation, Restricted Subsidiaries re-designated as Unrestricted Subsidiaries in accordance with Section 9.11(a) hereof), calculated as if such assets were disposed on the first day of such period.”

(c)                                  Modification of the Definition of “Permitted Debt”.  Section 1.1 of the Credit Agreement (Definitions) is amended by amending and restating clauses (l) and (n) of the definition of “Permitted Debt” to read as follows:

“(l)                               Debt of the Restricted Companies in a maximum aggregate amount not to exceed $50,000,000 at any time for (i) Capital Lease obligations (excluding, for the avoidance of doubt, Capital Lease obligations permitted under clause (n) below), (ii) obligations to pay the deferred purchase price of property or services, and (iii) obligations under surety bonds or similar instruments;”

“(n)                           (i) if the Northstar Leases are Capital Leases, the obligations of the Northstar Subsidiaries thereunder, and (ii) if the Canyons-Park City Lease is a Capital Lease, the obligations of VR CPC Holdings, Inc. thereunder;”

(d)                                 Modification of the Definition of “Responsible Officer”.  Section 1.1 of the Credit Agreement (Definitions) is amended by amending and restating the definition of “Responsible Officer” in its entirety to read as follows:

”Responsible Officer means (a) the Chairman, President, Chief Executive Officer, Chief Financial Officer or Executive Vice President and Chief Financial Officer, Executive Vice President, General Counsel and Secretary, or Senior Vice President, Controller and Chief Accounting Officer of Borrower (including any person holding any such position on an interim basis), (b) solely for purposes of the delivery of Loan Notices, L/C Agreements or Swing Line Loan Notices pursuant to Section 2, any officer of the Borrower so designated by any officer referenced in clause (a) above in a notice to the Administrative Agent, and (c) solely for purposes of the delivery of any incumbency certificates, any Secretary or Assistant Secretary of the applicable Loan Party.”

(e)                                  Modification of Section 1.3.  Section 1.3 of the Credit Agreement is amended by adding the following as clause (d) thereof:

“(d)                           Any non-cash reduction in Net Income as a result of an increase in the liability of participating rent under the Canyons-Park City Lease will be treated as Non-Cash Operating Charge for purposes of the calculation of “EBITDA” and shall not be considered interest expense for any purpose under this Agreement.”

(f)                                   Modification of Section 10.18.  Section 10.18 of the Credit Agreement is amended and restated as follows:

“10.18                                   Capital Improvements.  The Restricted Companies may not make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding (a) normal replacements and maintenance which are properly charged to current operations, (b) such expenditures relating to real estate held for resale, and (c) for the avoidance of doubt, such expenditures which are included as part of an acquisition of all or any substantial portion of the capital stock (or other equity or voting interests) of any other Person or all or any substantial portion of the assets of any other Person, in each case as permitted by, and made in accordance with, Section 10.11(b) (including the transactions contemplated by the Canyons-Park City Lease)), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Restricted Companies during any fiscal year, an amount equal to 15% of Total Assets (the “Capital Expenditures Basket”); provided, that, on any date of determination in any fiscal year, any unused portion of the Capital Expenditures Basket for the prior fiscal year can be used for capital expenditures during the current fiscal year after the Capital Expenditures Basket for the current fiscal year has been used in its entirety.”

(g)                                  Modification of Section 11.2.  Section 11.2 of the Credit Agreement is amended and restated as follows:

“11.2                                          Interest Coverage Ratio.  As calculated as of the last day of each fiscal quarter of the Restricted Companies, the Restricted Companies shall not permit the ratio of (a) Adjusted EBITDA for the four fiscal quarters ending on such last day to (b) interest on Funded Debt (excluding amortization of deferred financing costs and original issue discounts and provided that, with respect to the Canyons-Park City Lease, interest attributable thereto shall be limited to that portion of the lease payments that is characterized as an interest expense under

GAAP and paid in cash during the applicable period) in such four fiscal quarters to be less than 2.50 to 1.00.”

(h)                                 Exhibit D.  Exhibit D to the Credit Agreement (Form of Compliance Certificate) is amended as follows:

(i)                                     by replacing clause (a) of the Capital Expenditures calculation on page 12 of Annex A thereto in its entirety with the following clause (a):

“(a) Aggregate capital expenditures of the Restricted Companies in the ordinary course of the business (excluding (a) normal replacements and maintenance which are properly charged to current operations, (b) such expenditures relating to real estate held for resale and (c) such expenditures which are included as part of an acquisition of all or any substantial portion of the capital stock (or other equity or voting interests) of any other Person or all or any substantial portion of the assets of any other Person, in each case as permitted by, and made in accordance with, Section 10.11(b) (including the transactions contemplated by the Canyons-Park City Lease)) during each fiscal year:                                                $              ”

(ii)                                  by adding the following to the end of “11.2  Interest Coverage Ratio” on Page 22 of Annex A:

“*With respect to the Canyons-Park City Lease, as permitted by Section 11.2 of the Credit Agreement, interest attributable thereto has been limited to that portion of the lease payments that is characterized as an interest expense under GAAP and paid in cash during the applicable period.”; and

(iii)                               by replacing clause (xxxiii) of the Credit Facility Covenant Calculation in respect of the Ratio of Net Funded Debt to Adjusted EBITDA on Page 19 of Annex A thereto in its entirety with the following clause (xxxiii):

“(xxxiii) On a pro forma basis without duplication, all EBITDA of the Restricted Companies from assets acquired in accordance with the Credit Agreement (including, without limitation, Restricted Subsidiaries formed or acquired in accordance with Section 9.10 of the Credit Agreement, and Unrestricted Subsidiaries re-designated as Restricted Subsidiaries in accordance with Section 9.11(b) of the Credit Agreement) during any applicable period, calculated as if such assets were acquired on the first day of such period and including actual and identifiable cost synergies from (A) the transactions contemplated by the Canyons-Park City Lease in an amount not to exceed $7,500,000 in any four fiscal quarter period and (B) other acquisitions in an amount not to exceed 10% of the EBITDA of the acquired company for the most-recently-ended four fiscal quarters):                                            $

(A)                               Portion of the above amount attributable to actual and identifiable cost synergies from acquisitions:

(i)                                     $                   [break down for each acquisition].

(B)                               EBITDA of the acquired compan(y)(ies) for the most-recently-

ended four fiscal quarters (other than companies acquired in connection with the Canyons-Park City Lease):

(i)                                     $                   [break down for each acquisition]

(C)                               10% of EBITDA of the acquired compan(y)(ies) (other than companies acquired in connection with the Canyons-Park City Lease):

(i)                                     $                   [break down for each acquisition]

(D)                               For the purpose of this Item 11.1(xxxiii), actual and identifiable cost synergies with respect to each respective acquisition identified in Item 11.1(xxxiii)(A) may not exceed (1) $7,500,000 in any four fiscal quarter period in connection with the transactions contemplated by the Canyons-Park City Lease and (2) with respect to other acquisitions, 10% of the EBITDA of the applicable acquired Company identified in Item 11.1(xxxiii)(C).”

2.                                      Representations and Warranties.  As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent (with the knowledge and intent that Lenders party hereto are relying upon the same in entering into this Amendment) that: (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of such Companies; (b) upon execution and delivery by the Company, the Guarantors, the Administrative Agent, and the Lenders party hereto, this Amendment will constitute the legal and binding obligation of each of the Company, and the Guarantors, enforceable against such entities in accordance with the terms of this Amendment, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) after giving effect to this Amendment, all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement; and (d) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing.

3.                                      Conditions Precedent to Effective Date.  This Amendment shall be effective on the date (the “Effective Date”) upon which the Administrative Agent receives each of the following items:

(a)                                 counterparts of this Amendment executed by the Company, the Administrative Agent, and the Required Lenders;

(b)                                 the Guarantors’ Consent and Agreement executed by each Guarantor;

(c)                                  a certificate signed by a Responsible Officer of the Company attaching a true, correct and complete copy of the executed Canyons-Park City Lease and the Transaction Agreement (and, to the extent available, all schedules and exhibits thereto), in form and substance reasonably satisfactory to the Administrative Agent and Required Lenders;

(d)                                 if requested by Administrative Agent, Officers’ Certificates for the Restricted Companies relating to articles of incorporation or organization, bylaws, or operating agreements, resolutions authorizing signatories to the Loan Papers, and/or incumbency, in form and substance reasonably satisfactory to the Administrative Agent; and

(e)                                  a certificate signed by a Responsible Officer certifying that as of the Effective Date (i) all of the representations and warranties of the Companies in the Loan Papers are true and correct in all material respects (unless they specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, or are based on facts which have changed by transactions contemplated or permitted by the Credit Agreement), and (ii) no Default or Potential Default exists under the Credit Agreement or would result from the execution and delivery of this Amendment.

4.                                      Expenses.  The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

5.                                      Ratifications.  The Company  and each Guarantor (by executing the Guarantors’ Consent and Agreement attached hereto) (a) ratifies and confirms all provisions of the Loan Papers; (b) ratifies and confirms that all Guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of the Lenders, under the Loan Papers are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of Company’s present and future obligations to Administrative Agent and the Lenders; and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.                                      Miscellaneous.  Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment is a “Loan Paper” referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 15 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

7.                                      Parties.  This Amendment binds and inures to the benefit of the Company, the Guarantors, the Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.

THE VAIL CORPORATION (D/B/A “VAIL ASSOCIATES, INC.”), as the Company

By:	/s/ Michael Z. Barkin
	Name:	Michael Z. Barkin
	Title:	Executive Vice President and
Chief Financial Officer

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronald Naval
Ronaldo Naval
Vice President

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as an L/C Issuer, a Swing Line Lender, and a Lender

By:	/s/ David McCauley
David McCauley
Senior Vice President

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Swing Line Lender and a Lender

By:	/s/ Greg Blanchard
Name: Greg Blanchard
Title: Vice President

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as an L/C Issuer and a Lender

By:	/s/ Nathan Callister
Name: Nathan Callister
Title: SVP

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Brandon Watkins
Name: Brandon Watkins
Title: Vice President

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

COMPASS BANK,
as a Lender

By:	/s/ Jason B. Fritz
Name: Jason B. Fritz
Title: Vice President

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender

By:	/s/ Fatima Arshad
Name: Fatima Arshad
Title: Vice President

Signature Page to

Third Amendment to

Fifth Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Required Lenders to execute, and in consideration of and as a condition to Administrative Agent’s and Required Lenders’ execution of the foregoing Third Amendment to Fifth Amended and Restated Credit Agreement (the “Third Amendment”), the undersigned hereby consent to the Third Amendment, and agree that (a) the Third Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect, and (b) the Guaranty executed by each Guarantor is ratified, and the “Guaranteed Indebtedness” includes, without limitation, the “Obligation” (as defined in the Credit Agreement).  This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

Vail Resorts, Inc.
Vail Holdings, Inc.
All Media Associates, Inc.
All Media Holdings, Inc.
Arrabelle at Vail Square, LLC
By: Vail Resorts Development Company
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Booth Creek Ski Holdings, Inc.
BCRP Inc.
Breckenridge Resort Properties, Inc.
Bryce Canyon Lodge Company
Colorado Mountain Express, Inc.
Colter Bay Café Court, LLC
By: Grand Teton Lodge Company
Colter Bay Convenience Store, LLC
By: Grand Teton Lodge Company
Colter Bay Corporation
Colter Bay General Store, LLC
By: Grand Teton Lodge Company
Colter Bay Marina, LLC
By: Grand Teton Lodge Company
Crystal Peak Lodge of Breckenridge, Inc.
EpicSki, Inc.
Flagg Ranch Company
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
HVLP Kirkwood Services, LLC
By: Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.

Guarantors’ Consent and Agreement to

Third Amendment to

Fifth Amended and Restated Credit Agreement

Jackson Hole Golf and Tennis Club, Inc.
Jackson Hole Golf and Tennis Club Snack Shack, LLC
By: Grand Teton Lodge Company
Jackson Lake Lodge Corporation
Jenny Lake Lodge, Inc.
Jenny Lake Store, LLC
By: Grand Teton Lodge Company
JHL&S LLC
By: Teton Hospitality Services, Inc.
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food & Beverage Company
Keystone Resort Property Management Company
Lake Tahoe Lodging Company
Lodge Properties Inc.
Lodge Realty, Inc.
La Posada Beverage Service, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Mesa Verde Lodge Company
National Park Hospitality Company
Northstar Group Commercial Properties LLC
By: VR Acquisition, Inc.
Northstar Group Restaurant Properties, LLC
By: VR Acquisition, Inc.
One Ski Hill Place, LLC
By: Vail Resorts Development Company
Property Management Acquisition Corp., Inc.
RCR Vail, LLC
By: Vail Resorts Development Company
Rockresorts Arrabelle, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Cheeca, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Cordillera Lodge Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts DR, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Equinox, Inc.
Rockresorts Hotel Jerome, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts LaPosada, LLC
By: Rockresorts International, LLC

Guarantors’ Consent and Agreement to

Third Amendment to

Fifth Amended and Restated Credit Agreement

By: Vail RR, Inc.
Rockresorts LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International Management Company
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Rosario, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Ski Tip, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Tempo, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Wyoming, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Soho Development, LLC
By: Vail Associates Holdings, Ltd.
SSI Venture LLC
By: SSV Holdings, Inc.
SSV Online Holdings, Inc.
SSV Online LLC
By: SSV Holdings, Inc.
SSV Holdings, Inc.
Stampede Canteen, LLC
By: Grand Teton Lodge Company
Teton Hospitality Services, Inc.
The Chalets at the Lodge at Vail, LLC
By: Vail Resorts Development Company
The Village at Breckenridge Acquisition Corp., Inc.
Trimont Land Company
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
By: VA Rancho Mirage I, Inc.
Vail/Arrowhead, Inc.
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Hotel Management Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Vail Resorts Development Company
Vail Resorts Lodging Company
Vail RR, Inc.

Guarantors’ Consent and Agreement to

Third Amendment to

Fifth Amended and Restated Credit Agreement

Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Acquisition, Inc.
VR CPC Holdings, Inc.
VR Heavenly Concessions, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.
VR US Holdings, Inc.
Zion Lodge Company

By:	/s/ Mark L. Schoppet
	Name:	Mark L. Schoppet
	Title:	Authorized Officer

Guarantors’ Consent and Agreement to

Third Amendment to

Fifth Amended and Restated Credit Agreement